Subsequent events	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Subsequent events
33.	Subsequent events

(a)
Since the balance sheet date, a novel strain of coronavirus (COVID-19) has spread first in China and then in other countries. As a result, on March 3, 2020, COVID-19 was characterized as a pandemic by the World Health Organization. Such events have caused disruption of regional and global economic activity, suspension of international flights and the shutdown of countries’ borders.

In relation to the COVID-19 global pandemic, IFS has put into effect a business continuity program since early March 2020, with actions involving different levels of the organization. Supporting these actions, the Peruvian Government and several authorities at the economic front – such as the BCRP, the SBS, the MEF and the Securities Market regulatory body – have all reacted promptly to tackle the crisis.
IFS is closely monitoring the situation in all its different business lines, and management is focused on guaranteeing the operation and strengthening the Subsidiaries’ liquidity and solvency position, while adopting a series of measures to help clients affected by this crisis. With respect to liquidity, Interbank has remained active in the Central Bank’s day-to-day operations and has drawn lines of credit available from correspondent banks abroad, while its retail deposit base has continued to grow. Moreover, Interbank has already approved a reduction in its 2019 earnings’ payout ratio, from the previous 45 percent to 25 percent, in order to strengthen its total capital and core capital ratios to face the volatile environment. First quarter of 2020 earnings have also been agreed to be capitalized in advance at the bank level.
People and clients’ well-being are top priorities for IFS. On one hand, employees are subject to specific protocols – including social distancing, hygiene habits, health surveillance, home office implementation and strong communications for high engagement. On the other hand, clients can request the rescheduling of their debts and may postpone their payment obligations under various arrangements, with no interest or fees applicable. Non-contact service channels (telephone banking and internet) play an important role in enabling quick and simple implementations of these arrangements.
The impact of the COVID-19 outbreak on our expected results of operations cannot be reasonably estimated at this time given the magnitude, duration and global reach of the situation.

(b)
In 2019, The Universal Shareholders’ Meeting of Interseguro approved a transaction between Interseguro and Mapfre Perú Vida Compañía de Seguros y Reaseguros S.A. (henceforth “Mapfre”) through which Interseguro committed to acquire certain assets and liabilities, related to payment obligations that Mapfre held with pensioners of the Complementary Insurance for High-risk Activities (“SCTR”, by its Spanish acronym).

In this sense, through Resolution No. 47315–2019-SBS, dated December 4, 2019, the SBS authorized the transaction, which was made effective on January 2, 2020. At said date, Interseguro received cash for an amount equivalent to S/59,479,000, financial instruments for an equivalent value of S/196,970,000, and recognized the corresponding liabilities for technical reserves determined under IFRS policies. The final value of the portfolio transferred is currently under review by Management of Interseguro and Mapfre.